Fees Summary	Aug. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 34,187,086.04
Previously Paid Amount	155.00
Total Fee Amount	5,234.04
Total Offset Amount	0
Net Fee	$ 5,079.04